UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (earliest event reported): February 27, 2014

ORIENT-EXPRESS HOTELS LTD.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-16017	98-0223493
(Commission file number)	(I.R.S. Employer Identification No.)

22 Victoria Street
Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

(441) 295-2244
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition

The information contained in this Current Report is furnished to the Commission under Item 2.02 (Results of Operations and Financial Condition). In accordance with General Instruction B.2 of Form 8-K, the information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing. The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

On February 27, 2014, the registrant announced its fourth quarter and annual consolidated earnings for the quarter and year ended December 31, 2013. The news release is attached as an exhibit to this Current Report and incorporated herein by reference.

The news release reports that the registrant changed its segment reporting during the fourth quarter of 2013. A schedule showing historical consolidated quarterly results in the years 2011 - 2013 on the basis of the changed segment reporting is attached as an exhibit to this Current Report and incorporated herein by reference.

ITEM 9.01.    Financial Statements and Exhibits

(d)        Exhibits

99.1
News release of Orient-Express Hotels Ltd. dated February 27, 2014 regarding fourth quarter and annual consolidated earnings for the quarter and year ended December 31, 2013, being furnished to the Commission.

99.2	Schedule showing historical consolidated quarterly results of Orient-Express Hotels Ltd. in the years 2011 - 2013 on the basis of the changed segment reporting, being furnished to the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

By:    /s/ Edwin S. Hetherington
Name: Edwin S. Hetherington
Title: Vice President, General Counsel and Secretary

Date: February 28, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1
News release of Orient-Express Hotels Ltd. dated February 27, 2014 regarding fourth quarter and annual consolidated earnings for the quarter and year ended December 31, 2013, being furnished to the Commission.

99.2	Schedule showing historical consolidated quarterly results of Orient-Express Hotels Ltd. in the years 2011 - 2013 on the basis of the changed segment reporting, being furnished to the Commission.

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